SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

     Filed by the Registrant [x]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement

     [ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [ ] Definitive  Additional  Materials

     [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             PERIPHONICS CORPORATION
                (Name of Registrant as Specified In Its Charter)

                           Kevin J. O'Brien, Secretary
                   (Name of Person(s) Filing Proxy Statement)

     Payment of Filing Fee (Check Appropriate Box):

     [ ] No fee required

     [ ] Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(4)  and
0-11.

     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid.



     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:


     2) Form, Schedule or Registration Statement:


     3) Filing Party:


     4) Date Filed:

                                     [LOGO]
                            (a Delaware corporation)


                              NOTICE OF 1997 ANNUAL
                          MEETING OF STOCKHOLDERS TO BE
                     HELD AT 10:00 A.M. ON NOVEMBER 12, 1997


     To the Stockholders of PERIPHONICS CORPORATION:

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Meeting") of PERIPHONICS CORPORATION (the "Company") will be held on November 12, 1997 at 10:00 a.m. at The Radisson Hotel Islandia, 3635 Express Drive North, Hauppauge, New York 11788 to consider and vote on the following matters described under the corresponding numbers in the attached Proxy Statement:

     1. election of two Class III directors;

     2. to consider and to act upon a proposal to amend the Company's 1995 Stock Option Plan to increase the number of shares for issuance thereunder from 1,200,000 to 2,200,000;

     3. ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending May 31, 1998; and

     4. such other matters as may properly come before the Meeting.

     The Board of Directors has fixed September 15, 1997, at the close of business, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting, and only holders of shares of Common Stock of the Company of record at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

     A complete list of stockholders entitled to vote at the Meeting shall be available at the offices of the Company during ordinary business hours from September 20, 1997 until the Meeting for examination by any stockholder for any purpose germane to the Meeting. This list will also be available at the Meeting.

     Whether or not you expect to be present at the Meeting, please fill in, date, sign and return the enclosed Proxy, which is solicited by management of the Company. The shares represented by the Proxy will be voted according to your specified response. The Proxy is revocable and will not affect your right to vote in person in the event you attend the Meeting.

                              By Order of the Board of Directors


                              Kevin J. O'Brien, Secretary


     Date: September 29, 1997

                      ------------------------------------

                                      PROXY
                      ------------------------------------

                             PERIPHONICS CORPORATION
                         4000 Veterans Memorial Highway
                                Bohemia, NY 11716

     This Proxy is Solicited on Behalf of the Board of Directors.

     The undersigned, revoking all previous proxies, hereby appoints Peter J. Cohen, Jayandra Patel and Kevin J. O'Brien, and each of them, proxies with power of substitution to each, for and in the name of the undersigned to vote all shares of Common Stock of Periphonics Corporation (the "Company"), held of record by the undersigned on September 15, 1997 which the undersigned would be entitled to vote if present at the Annual Meeting of Stockholders of the Company to be held on November 12, 1997, at 10:00 a.m. at The Radisson Hotel Islandia, 3635 Express Drive North, Hauppauge, New York 11788, and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting.

     The undersigned acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and the Company's 1997 Annual Report.

     1. ELECTION OF DIRECTORS

        FOR all nominees listed               Withhold Authority to vote
        below (except as marked               for all nominees listed
        to the contrary below) ______         below ______

     (Instruction: To withhold authority to vote for an individual nominee strike a line through such nominee's name in the list below.)

                     PETER J. COHEN          JAYANDRA PATEL

     2. AMENDMENT OF THE COMPANY'S 1995 STOCK OPTION PLAN

        FOR ______            AGAINST ______          ABSTAIN ______

     3. RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS

        FOR ______            AGAINST ______          ABSTAIN ______

     4. IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING

        FOR ______            AGAINST ______          ABSTAIN ______

     PLEASE SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

                              (BACK OF PROXY CARD)

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted FOR Proposals 1, 2, 3 and 4.


---------------------------------
(Date)


---------------------------------
(Signature)


---------------------------------
(Signature, if held jointly)



     Please sign exactly as name appears below. If Shares are held by joint tenants, both should sign. When signing as attorney, Executor, administrator, trustee or guardian, please list full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.




     Please sign, date and return promptly in the enclosed envelope. No postage need be affixed if mailed in the United States

                                     [LOGO]
                         4000 Veterans Memorial Highway
                                Bohemia, NY 11716
                         ------------------------------

                                 PROXY STATEMENT
                         ------------------------------

                       1997 ANNUAL MEETING OF STOCKHOLDERS
                  TO BE HELD AT 10:00 A.M. ON NOVEMBER 12, 1997

     The enclosed proxy is solicited by the management of PERIPHONICS CORPORATION (the "Company") in connection with the 1997 Annual Meeting of Stockholders (the "Meeting") to be held on November 12, 1997 at 10:00 a.m. at The Radisson Hotel Islandia, 3635 Express Drive North, Hauppauge, New York 11788 and any adjournment thereof. The Board of Directors has set September 15, 1997, at the close of business, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. A stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person. The proxy will be voted in accordance with your directions as to:

     (1) election of the persons listed herein as Class III directors of the Company;

     (2) amendment to the Company's 1995 Stock Option Plan;

     (3) ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending May 31, 1998; and

     (4) such other matters as may properly come before the Meeting.

     In the absence of direction, the proxy will be voted in favor of these proposals.

     The entire cost of soliciting proxies will be borne by the Company. The cost of solicitation, which represents an amount believed to be normally expended for a solicitation relating to an uncontested election of directors, will include the cost of supplying necessary additional copies of the solicitation materials and the Company's 1997 Annual Report to Stockholders (the "Annual Report") to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such record holders for completing the mailing of such materials and Annual Report to such beneficial owners.

     Only stockholders of record of the Company's Common Stock outstanding at the close of business on September 15, 1997 will be entitled to vote, a total of 13,725,366 shares of Common Stock will be outstanding on the date of the stockholder meeting. Each share of Common Stock is entitled to one vote. Holders of a majority of the outstanding shares of Common Stock must be represented in person or by proxy in order to achieve a quorum. The Proxy Statement, the attached Notice of Meeting, the enclosed form of Proxy and the Annual Report are being mailed to stockholders on or about October 13, 1997. The mailing address of the Company's principal executive offices is 4000 Veterans Memorial Highway, Bohemia, New York 11716.

                            1. ELECTION OF DIRECTORS

     The Company's Amended and Restated Certificate of Incorporation provides that the Board of Directors shall be divided into three classes, with each class consisting, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board. The Company's Board of Directors presently consists of six members with two members in each of Classes I, II and
III. Each Class is elected for a term of three years. The term of office of the current Class I, II and III directors is scheduled to expire at the 1998, 1999 and 1997 annual meeting of stockholders, respectively. At each annual meeting, directors are elected to succeed those in the class whose term expires at that annual meeting, such newly elected directors to hold office until the third succeeding annual meeting and the election and qualification of their respective successors.

     Two directors are to be elected as Class III directors by a plurality of the votes cast at the Meeting, each to hold office until the 2000 annual meeting of stockholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the accompanying Proxy have advised management that it is their intention to vote for the election of Peter
J. Cohen and Jayandra Patel as Class III directors.

     Each of the nominees for election as a Class III director has advised the Company of his willingness to serve as a director and management believes that each nominee will be able to serve. If any nominee becomes unavailable, proxies may be voted for the election of such person or persons who may be designated by the Board of Directors. The Board of Directors recommends voting FOR the election of Peter J. Cohen and Jayandra Patel as Class III directors.

     Information Regarding Directors

     The following table sets forth certain information with respect to (i) the nominees for election as Class III directors, including the year in which such nominees terms would expire, if elected, and (ii) each of the Class I and Class II directors whose terms will continue after the Meeting:


       Name                           Age     Position                                         Year Term Expires, if
                                                                                               Elected, and Class

       Edward H. Blum                 57      Director                                         1999
                                                                                               Class II

       Peter Breitstone               43      Director                                         1998
                                                                                               Class I

       Peter J. Cohen*                59      Chairman of the Board, President                 2000
                                              and Chief Executive Officer                      Class III


       Richard A. Daniels             53      Senior Vice President - Sales and                1999
                                              Marketing, Treasurer and Director                Class II


       Kevin J. O'Brien               43      Chief Financial Officer, Vice President-Finance  1998
                                              Administration, Secretary and Director           Class I

       Jayandra Patel*                45      Senior Vice President-Product Development, Chief
                                              Technical Officer, Assistant Treasurer and       2000
                                              Director                                         Class III


---------------------
*nominee for Class III director

     Mr. Blum was elected a director in June 1995. Since 1988 Mr. Blum has been the President and Chief Executive Officer of Blum & Company, a strategic advisory firm. Since 1990 he has been the President and Chief Executive Officer of Blum, Clark & Co., also a strategic advisory firm. Mr. Blum received a BS in Chemical Engineering from Carnegie Mellon University in 1961 and a Ph.D in Chemical Engineering from Princeton University in 1965.

     Mr. Breitstone was elected a director in June 1995. Since 1984 Mr. Breitstone has been engaged in the private practice of law. Mr. Breitstone has also been the President of Breitstone & Co., Ltd., a general insurance agency, since 1989 and the President of Shinnecock Insurance Ltd., an offshore Bermuda captive reinsurance company, since 1991. Mr. Breitstone received a BBA from Adelphi University in 1976 and a JD from Temple University School of Law in 1979. He is also a director of American Medical Alert Corp.

     Mr. Cohen joined the Company as President in January 1984 and currently serves as its Chairman of the Board, President and Chief Executive Officer. He has been a Director and Chairman of the Board since May 1986. Prior to joining the Company, from 1981 to 1983, Mr. Cohen was President of Intuit Telecom, Inc., a company which he founded. From 1969 to 1981, he was President and the founder of Databit, Inc. From 1962 to 1969, he was employed by Telesignal Corp. in various positions, including Project Engineer and Chief Engineer. From 1957 to 1962, he was employed by Western Union Telegraph Company as an engineer. Mr. Cohen received a BSEE and MSEE from City College of New York.

     Mr. Daniels joined the Company in September 1984 and currently serves as Senior Vice President - Sales and Marketing and Treasurer. Mr. Daniels has been a Director since May 1986. Prior to joining the Company, from 1967 to 1984, Mr. Daniels was employed by Exxon Corporation in various sales, marketing, operations and planning positions. Mr. Daniels received a BSEE from City College of New York and a MS in Management Science from Massachusetts Institute of Technology.

     Mr. O'Brien joined the Company in September 1981 and currently serves as Chief Financial Officer, Vice President-Finance and Administration and Secretary. He has been a Director since May 1986. Prior to joining the Company, from 1979 to 1981, Mr. O'Brien was Vice President of Finance for American Technical Ceramics Inc. From 1978 to 1979, he was employed by Comtech Laboratories as Accounting Department Manager. From 1976 to 1978, he was employed by Arthur Andersen & Co. as an auditor. Mr. O'Brien is a certified public accountant and received a BBA in accounting from Hofstra University.

     Mr. Patel joined the Company in February 1983 and currently serves as Senior Vice President-Product Development, Chief Technical Officer, Assistant Treasurer and Director. Prior to joining the Company, from 1980 to 1983, Mr. Patel was Director of Engineering of Ontel Corporation. From 1978 to 1980, he was employed by IBM as a Senior Associate Engineer. From 1976 to 1978, he was employed by Telephonics Corporation as a Project Engineer. Mr. Patel received a BSEE from Birla Institute of Technology and Science in India and a MSEE from the Florida Institute of Technology.

     Information Regarding Executive Officers

     The following is information concerning the executive officers of the Company other than those who also serve as directors:


                  Name                                Age                        Position

       George W. Cole                                 53               Vice President - Telcos and Major Accounts
                                                                       and Assistant Secretary

       Gary Conlin                                    47               Vice President - Sales - U.S. and Canada

       Richard G. Giannotti                           51               Vice President-Technical Services

       Terence Meehan                                 52               Vice President-Marketing

       W. Gary Strzinek                               52               Vice President - International Operations


     Mr. Cole joined the Company in February 1975 and currently serves as its Vice President-Telcos and Major Accounts and Assistant Secretary. Prior to joining the Company, from 1970 to 1975, Mr. Cole was a member of the research staff of Brookhaven National Laboratory. Mr. Cole received an A.B. in Physics and a Ph.D in Nuclear Physics from Yale University.

     Mr. Conlin joined the Company in 1983 and currently serves as its Vice President - Sales - U.S. and Canada. Prior to joining the Company, Mr. Conlin was a sales manager with Sperry Univac and an account executive with Burroughs. Mr. Conlin received a B.S. in marketing from C.W. Post College.

     Mr. Giannotti re-joined the Company in 1985 and currently serves as Vice President-Technical Services. Prior to re-joining the Company, from 1983 to 1985, Mr. Giannotti was Director of Engineering for Porta Systems Inc. From 1971 to 1983, Mr. Giannotti was employed by the Company in various positions. From 1967 to 1971, he was employed by Sanders Associates.

     Mr. Meehan re-joined the Company in July 1985 and currently serves as Vice President-Marketing. Prior to re-joining the Company, from 1983 to 1985, Mr. Meehan was Director of Software Development for Lundy Electronics Systems, Inc. From 1973 to 1983, Mr. Meehan was employed by the Company in a variety of managerial and technical positions. From 1965 to 1973, Mr. Meehan was employed by Brookhaven National Laboratory as a Computer Analyst.

     Mr. Strzinek re-joined the Company in 1995 and currently serves as its Vice President - International Operations. From 1993 to 1995, Mr. Strzinek was employed as Vice President at Intervoice, a competitor of the Company. From 1989 to 1993, Mr. Strzinek was Sales Director at Genesis Electric. From 1987 to 1989, Mr. Strzinek held various sales positions at other companies. From 1977 to 1986, Mr. Strzinek was employed by the Company in various sales positions. Mr. Strzinek received a BBA in Economics from the University of Texas.

     Executive officers of the Company are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

     There are no family relationships between any of the directors, executive officers or persons nominated or chosen by the Company to become directors or executive officers.

     The Company carries insurance providing indemnification, under certain circumstances, to all of its directors and officers for claims against them by reason of, among other things, any act or failure to act in their capacities as directors or officers. No sums have been paid to any past or present director or officer of the Company under this or any prior indemnification insurance policy.

     The Company has also entered into Indemnity Agreements with all of its directors and executive officers. The Indemnity Agreements provide for indemnification of the Company's directors and executive officers to the fullest extent permitted by the provisions of the General Corporation Law of the State of Delaware.

     The Indemnity Agreements provide that the Company will pay any costs which an indemnitee actually and reasonably incurs because of claims made against him by reason of services rendered as a director or officer of the Company, except that the Company is not obligated to make any payment which the Company is prohibited by law from paying as indemnity, or where (a) a final determination is rendered on a claim based upon the indemnitee's obtaining a personal profit or advantage to which he was not legally entitled; (b) a final determination is rendered on a claim for an accounting of profits made in connection with a violation of Section 16(b) of the Securities Exchange Act of 1934, or similar state or common law provisions; (c) a claim where the indemnitee was adjudged to be deliberately dishonest; or (d) a final determination is rendered that indemnification is not lawful.

     The Company does not have a nominating committee of the Board of Directors. In June 1995, the Company formed an Audit Committee comprised of Messrs. Cohen, Blum and Breitstone and a Compensation Committee comprised of the entire Board of Directors. The function of the Audit Committee is to recommend annually to the Board of Directors the appointment of the independent public accountants of the Company and review the results and scope of the audit and other services provided by the Company's independent auditors. The function of the Compensation Committee is to approve salaries and certain incentive compensation for management and key employees of the Company. The Audit and Compensation Committee each met two times in fiscal 1997. The Company has a Stock Option Committee which awards stock options. The Stock Option Committee consists of the entire Board of Directors. The Board of Directors met on four occasions during the last fiscal year.

     Director's Compensation

     The Company has no arrangements for compensating its directors for their services other than participation by the Company's outside directors in the Company's Non-Employee Director Stock Option Plan and the reimbursement of expenses incurred by all directors in attending meetings.

     Executive Compensation

     The table below sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and the four most highly compensated executive officers of the Company whose aggregate cash compensation exceeded $100,000 (collectively, the "Named Executives") during the three fiscal years ended May 31, 1997, 1996 and 1995:

                           Summary Compensation Table

                                                                                     Annual Compensation

                       Name and Principal Position                           Year          Salary           Bonus

Peter J. Cohen...........................................................   1997         $402,470           $240,897
                                                                            ----
Chairman of the Board, President and Chief Executive Officer                1996         $393,995           $240,897
                                                                            ----
                                                                            1995         $354,391           $233,880
                                                                            ----

Richard A. Daniels.......................................................   1997         $327,112           $181,261
                                                                            ----
Senior Vice President Sales and Marketing and Treasurer                     1996         $354,191           $194,904
                                                                            ----
                                                                            1995         $318,588           $189,227
                                                                            ----




George W. Cole...........................................................   1997         $287,490           $129,057
Vice President-Telcos and Major Accounts and Assistant Secretary            1996         $281,436           $129,057
                                                                            1995         $253,147           $125,298

Jayandra Patel...........................................................   1997         $322,730           $122,298
Senior Vice President-Product Development, Chief Technical Officer,         1996         $260,194           $ 89,686
                                                                            1995         $218,082           $ 77,478

Kevin J. O'Brien.........................................................   1997         $229,135           $ 73,883
Chief Financial Officer, Vice President-Finance and Administration          1996         $226,569           $ 76,192
                                                                            1995         $203,796           $ 72,403




     Stock Option Plans

     1986 Stock Option Plan. The Company's 1986 Incentive Stock Option Plan (the "1986 Option Plan") was adopted by the Board of Directors and approved by the stockholders of the Company in December, 1986. A total of 1,000,000 shares of Common Stock are reserved for issuance upon exercise of options to be granted under the 1986 Option Plan. The 1986 Option Plan is administered by the Board of Directors of the Company. Subject to the provisions of the 1986 Option Plan, the administrator of the 1986 Option Plan has the discretion to determine the optionees and the terms of the option grants. The exercise price of an option shall be not less than the fair market value (prior to the date of the Company's initial public offering book value was utilized to determine fair market value) per share of the Common Stock on the date of grant or, in the case of an optionee who beneficially owns 10% or more of the outstanding capital stock of the Company, not less than 110% of the fair market value per share on the date of grant. Shares obtained upon the exercise of options granted pursuant to the 1986 Option Plan may not be sold until the expiration of the one year period commencing on the exercise date of such option. The options terminate not more than ten (10) years from the date of grant, subject to earlier termination on the optionee's death, disability or termination of employment with the Company. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution.

     As of May 31, 1997, options to purchase 108,000 shares are outstanding under the 1986 Option Plan at exercise prices of between $0.75 and $1.68 per share, and 320,000 shares remained available for future option grants under the 1986 Option Plan. The Board of Directors, however, has determined not to grant any additional options under the 1986 Option Plan. Options have not been granted to any of the Named Executives under the 1986 Option Plan.

     1995 Stock Option Plan. On February 8, 1995, the Board of Directors of the Company adopted, and the stockholders approved, the 1995 Stock Option Plan (the "1995 Option Plan"). The 1995 Option Plan, as amended, has 1,200,000 shares of Common Stock reserved for issuance upon the exercise of options designated as either (i) incentive stock options ("ISOs") under the Code or (ii) non-qualified options. ISOs may be granted under the 1995 Option Plan to employees and officers of the Company. Non-qualified options may be granted to consultants, directors (whether or not they are employees), employees or officers of the Company.

     The purpose of the 1995 Option Plan is to encourage stock ownership by certain directors, officers and employees of the Company and certain other persons instrumental to the success of the Company and to give them a greater personal interest in the success of the Company. The 1995 Option Plan is administered by the Option Committee of the Board of Directors. The Option Committee, within the limitations of the 1995 Option Plan, determines, with the approval of the Chief Executive Officer of the Company, the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, option purchase price per share, the manner of exercise, the time, manner and form of payment upon exercise of an option, and restrictions such as repurchase rights or obligations of the Company. Each option vests in four annual installments of 25% each on the first, second, third and fourth anniversary of the date of grant. Options granted under the 1995 Option Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant (or 110% of fair market value in the case of persons holding 10% or more of the voting stock of the Company). The aggregate fair market value of shares for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any related corporation) may not exceed $100,000. Options granted under the 1995 Option Plan will expire not more than ten years from the date of grant (five years in the case of ISOs granted to persons holding 10% or more of the voting stock of the Company). Options granted under the 1995 Option Plan are generally not transferable during an optionee's lifetime but are transferable at death by will or by the laws of descent and distribution.

     As of May 31, 1997, the Company has granted options to purchase 609,000 or 667,000 (including cancelled options) shares of Common Stock at exercise prices ranging from $7.00 to $31.00 per share and 591,000 shares remain available for future option grants under the 1995 Option Plan. Options have not been granted to any of the Named Executives under the 1995 Plan.

     1995 Non-Employee Director Stock Option Plan. On February 8, 1995, the Board of Directors of the Company adopted, and the stockholders approved, a Non-Employee Director Stock Option Plan (the "Directors Plan"). The Directors Plan has 200,000 shares of Common Stock reserved for issuance. Pursuant to the terms of the Directors Plan, each independent unaffiliated Director shall automatically be granted, subject to availability, without any further action by the Board of Directors or the Stock Option Committee: (i) a non-qualified option to purchase 15,000 shares of Common Stock upon their election to the Board of Directors; and (ii) a non-qualified option to purchase 10,000 shares of Common Stock on the date of each annual meeting of stockholders following their election to the Board of Directors. The exercise price under each option is the fair market value of the Company's Common Stock on the date of grant. Each option has a five year term and vests in four annual installments of 25% each on the first, second, third and fourth anniversary of the date of grant. Options granted under the Directors Plan are generally not transferable during an optionee's lifetime but are transferable at death by will or by the laws of descent and distribution. In the event an optionee ceases to be a member of the Board of Directors (other than by reason of death or disability), then the non-vested portion of the option immediately terminates and becomes void and any vested but unexercised portion of the option may be exercised for a period of 180 days from the date the optionee ceased to be a member of the Board of Directors. In the event of death or permanent disability of an optionee, all options accelerate and become immediately exercisable until the scheduled expiration date of the option.

     As of May 31, 1997, options to purchase 35,000 shares of Common Stock at exercise prices ranging from $8.88 to $19.25 per share have been granted to each of Messrs. Blum and Breitstone under the Directors Plan.

     Stock Performance Graph

     The following graph compares the percentage change in the cumulative total stockholder return for the period beginning on March 31, 1995 and ending on May 31, 1997, based upon the market price of the Company's Common Stock, with the cumulative total return of the NASDAQ U.S. Public Companies Index and a defined peer group based on similar market capitalization. The graph assumes a $100 investment on March 31, 1995 in each of the indices and the reinvestment of any and all dividends.


            Comparison of Total Return Among Periphonics Corporation,
                NASDAQ U.S. Public Companies Index and Peer Group



                                                                   NASDAQ U.S.
                                                                Public Companies
    Period Ending            Periphonics Corporation                  Index                        Peer Group

Measurement Pt-3/31/95
                                      $100                            $100                            $100

       5/31/95                        $106                            $106                            $103

       5/31/96                        $239                            $154                            $193

       5/31/97                        $266                            $173                            $173


     Employment Agreements

     In March, 1995 the Company entered into employment agreements with the Named Executives, which became effective April 1995 and terminate May 31, 1999. These employment agreements automatically renew for consecutive two year terms unless at least one year prior to expiration of the existing term either party gives notice of cancellation. The agreements provide for an annual base salary as of June 1, 1997 of $441,645, $343,388, $315,473, $298,952 and $253,972,
including annual cost of living increases, for Messrs. Cohen, Daniels, Cole, Patel and O'Brien, respectively, subject to annual review following the end of each fiscal year, by the Board of Directors of the Company or the Compensation Committee thereof. Each employment agreement provides for reimbursement of business expenses, health and disability insurance and related benefits and an annual bonus to be determined in accordance with the provisions of the Company's Performance Incentive Plan. Each employment agreement requires that all of the Named Executive's business time be devoted to the Company. Each employment agreement provides that it may be terminated if the Named Executive becomes permanently disabled (as a result of ill health, physical or mental disability, or inability for reasons beyond his control to perform duties for six consecutive months or for nine months in any 12 consecutive month period) or if the Company discontinues operating its business. The agreements also provide that if the Named Executive is terminated without cause he will be paid his base salary and bonus through the remainder of the term of his agreement. Each employment agreement further provides that the Named Executive will not compete with the Company during the term of the agreement and for a period of two years from termination of employment.

     Performance Incentive Plan

     The Company maintains a Performance Incentive Plan ("Performance Plan") pursuant to which the Company grants bonuses to eligible key employees, including the Named Executives. Under the Performance Plan, a participant's bonus, expressed as a percentage of the participant's annual salary, is a function of the Company's net margin growth and return on capital employed and may vary from one participant to another. Currently, no participant's agreement under the Performance Plan will result in a bonus exceeding sixty percent of the participant's annual salary. The identity of eligible Performance Plan participants is determined by the Board of Directors.

     401(k) Plan

     The Company sponsors a voluntary contribution plan qualified under Section 401(k) of the Code (the "401(k) Plan"). All regular employees of the Company who have attained the age of 21 are eligible to participate in the 401(k) Plan. Under the 401(k) Plan, each employee may elect to contribute to the 401(k) Plan, through payroll deductions, a specified percentage of his or her compensation up to the statutory limitation. Each employee is fully vested at all times with respect to his or her contributions. The Company pays only the administrative expenses of the 401(k) Plan and currently makes no contributions to the 401(k) Plan.

     Compensation Committee Interlocks and Insider Participation in Compensation Decisions

     It is important to note that the Compensation Committee of the Board of Directors (the "Committee"), established in June 1995, assumes responsibility for all fiscal compensation decisions. The Committee is composed of two independent outside directors and four inside directors of the Company. The two independent outside directors, alone, make decisions impacting the compensation of the four inside directors.

                               Board of Directors

                                 Peter J. Cohen
                                 Edward H. Blum
                                Peter Breitstone
                               Richard A. Daniels
                                Kevin J. O'Brien
                                 Jayandra Patel


     Compensation Committee Report on Executive Compensation

     The   Committee  met  two  times  during  fiscal  1997  to  carry  out  its responsibilities including the development and administration of policies governing annual compensation for senior executives of the Company.

     In developing and administering these policies, the Committee has focused on compensating Company executives:

     (1) on a competitive basis with other comparably sized and managed companies;

     (2) in a manner  consistent and supportive of overall  Company  objectives;
and

     (3) balancing the long-term and short-term strategic initiatives of the Company.

     The Committee intends that the executive compensation program will:

     (1)  reward   executives  for  strategic   management  and  enhancement  of
stockholder value;

     (2) facilitate both the short-term and long-term planning process; and

     (3) attract and retain key executives believed to be critical to the long-term success of the Company.

     The Company's compensation program for executive officers generally consists of a fixed base salary, participation in the Performance Incentive Plan and long-term incentive compensation in the form of stock options. In addition, Company executives are able to participate in various benefit plans generally available to other full-time employees of the Company.

     Base Salary

     The Company's base salary is intended to provide competitive remuneration for services provided to the Company over a one year period. Base salary levels for the Named Executive Officers (the "Named Executives") were established by employment agreements on December 15, 1993, which agreements were restated, effective on the closing of the Company's initial public offering, to reflect the transition from a private to public corporation. Base salaries were set at levels designed to attract and retain the most appropriately qualified individuals for each of the key management level positions within the Company. The employment agreements stipulated that future increases in base salary would be determined by the Board of Directors or the Board Compensation Committee. In determining these increases, the Board takes into consideration compensation information for comparable companies, industry patterns, and levels of responsibility for each executive. The key factor in determining the appropriate adjustment to base salary has been performance of the Company.

     Short-Term Plan

     Short-term incentive payouts are paid primarily to recognize specific operating performance achieved within the last fiscal year. Since such incentive payments are related to performance, the Board understands and accepts that such payments may vary considerably from one year to the next. The Company's short-term incentive program, the Periphonics' Performance Incentive Plan, correlates executive compensation directly back to return on total capital employed and net margin growth. Through this program, in fiscal 1997, each Named Executives' short-term incentive payment was derived from specific measures of Company performance. Depending on management level, Executives can receive Performance Incentive Plan payouts up to a maximum of 60% of base salary (at the CEO level).

     Long-Term Incentives

     In keeping with its desire to align long-term compensation with long-term stockholder value, the Board has instituted an employee stock program. Recognizing the value of these grants in motivating long-term strategic decision making, the use of stock options in compensating other members of Company management was again expanded beyond the Named Executives. To date, the Named Executives, by agreement, did not receive any stock options. The Named Executives will be eligible to receive stock options under the option plan beginning April 1, 1998. Employee stock options were granted to other managers and key employees of the Company. All options were granted at an exercise price equal to the grant date market price, making the options valuable to these executives, managers and key employees only if the share price appreciates. The options become exercisable over a four-year period at a rate of 25% each year and can be exercised within a period expiring five years after the grant date, assuming the option recipient remains employed by the Company.

     Chief Executive Officer

     Since December 15, 1993, Peter J. Cohen, Chief Executive Officer, was compensated under a previously disclosed employment agreement between himself and the Company. This agreement will be effective until May 31, 1999.

     Pursuant to the agreement, Mr. Cohen receives an annual increase in base salary equal to an amount deemed appropriate by the Board. In addition, Mr. Cohen is eligible to participate in the Performance Incentive Plan. The Board is authorized to increase Mr. Cohen's base salary taking into consideration performance of the Company and Mr. Cohen. For the 1997 fiscal year, Mr. Cohen was granted a 2.2% cost of living increase over his fiscal year 1996 base salary. Increases in base salary after June 1, 1996 and through May 31, 1998, at a minimum, will be based on cost-of-living adjustments. Under the Performance Incentive Plan, Mr. Cohen received a $240,897 bonus payment for fiscal year 1997.

     Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the date hereof, by (i) each person known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's Named Executives; and (iii) all Executive Officers and Directors of the Company as a group.


           Directors, Named Executives                    Amount and Nature of                    Percentage of
               and 5% Stockholders                       Beneficial Ownership(3)              Beneficial Ownership
               -------------------                       -----------------------              --------------------

Peter J. Cohen (1)(4)............................                574,986                              4.2
George W. Cole (1)...............................                345,528                              2.5
Richard A. Daniels (1)(5)........................                489,498                              3.5
Kevin J. O'Brien (1).............................                230,352                              1.7
Jayandra Patel (1)...............................                259,144                              1.9
William Blair & Company (2)......................              1,024,194                              7.46
All Executive Officers and Directors as a
        group (nine persons) (6)                               2,283,203                             16.5


     (1) Addresses are care of Periphonics Corporation, 4000 Veterans Memorial Highway, Bohemia, New York 11716.

     (2) William Blair & Company's address is 222 West Adams Street, Chicago, Illinois 60606.

     (3) A person is deemed to be the beneficial owner of securities that can be acquired by such person within sixty (60) days from the date of this Proxy Statement upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) and that are exercisable within sixty
(60) days from the date of this Proxy Statement have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

     (4) Of these shares, 479,894 are held of record in a Grantor Retained Annuity Trust for the benefit of Mr. Cohen's children of which Mr. Cohen is a co-trustee and retains voting and dispositive power with respect to the shares.

     (5) Of these shares, 325,152 and 35,000 are held of record in Grantor Retained Annuity Trusts for the benefit of Mr. Daniels' children and brother, respectively, of which Mr. Daniels is the sole trustee.

     (6) Includes  139,250  shares subject to options  exercisable  within sixty
(60) days of the date hereof.

     Compliance with Section 16(a) of the Exchange Act.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. New rules governing these reports were adopted in February 1991 and generally became effective in May 1991. Based solely on the Company's review of the copies of such forms received by it during its fiscal year ended May 31, 1997, the Company believes that all filing requirements applicable to the Reporting Persons were complied with.

                     2. AMENDMENT OF 1995 STOCK OPTION PLAN
             TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE
                     THEREUNDER FROM 1,200,000 TO 2,200,000

     At the Meeting, the Company's stockholders will be asked to approve an amendment to the 1995 Stock Option Plan (the "Plan") to increase the number of shares of Common Stock authorized for issuance thereunder from 1,200,000 to 2,200,000. The Plan was adopted by the Board of Directors of the Company in February 1995, and approved by the Stockholders of the Company in February 1995.

     As of May 31, 1997, options to purchase 92,700 shares of Common Stock were exercisable under the 1995 Stock Option Plan, and options to purchase 463,500 shares of Common Stock were outstanding but not exercisable, leaving 591,000 available for future grant under the 1995 Stock Option Plan.

     The Board believes that in order to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentives for certain directors, officers and employees of the Company and certain other persons instrumental to the success of the Company and to continue to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to such persons, through the granting of stock options, the opportunity to participate in the value and/or appreciation in value of the Company's Common Stock. The Board has found that the grant of options under the Plan has proven to be a valuable tool in attracting and retaining key employees. It believes that such authority, in view of the substantial growth of the Company and need to continue to expand, should be expanded to increase the number of options which may be granted under the Plan. The Board believes that such authority (i) will provide the Company with significant means to attract and retain talented personnel; (ii) will result in saving cash, which otherwise would be required to maintain current key employees and adequately attract and reward key personnel; and (iii) consequently will prove beneficial to the Company's ability to be competitive.

     If  the   above-described   amendment  to  the  Plan  is  approved  by  the
stockholders, additional options may be granted under the Plan, the timing, amounts and specific terms of which cannot be determined at this time.

     The following summary of the Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Plan, as proposed to be amended, set forth as Exhibit "A" to this Proxy Statement.

     Summary of the Plan

     The Plan has 1,200,000 shares of Common Stock reserved for issuance upon the exercise of options designated as either (i) incentive stock options ("ISOs") under the Code or (ii) non-qualified stock options. ISOs may be granted under the Plan to employees and officers of the Company. Non- qualified options may be granted to consultants, directors (whether or not they are employees), employees or officers of the Company. In certain circumstances, the exercise of stock options may have an adverse effect on the market price of the Common Stock.

     The purpose of the 1995 Stock Option Plan is to encourage stock ownership by certain directors, officers and employees of the Company and certain other persons instrumental to the success of the Company and give them a greater personal interest in the success of the Company. The 1995 Stock Option Plan is administered by the Option Committee. The Committee, within the limitations of the 1995 Stock Option Plan, determines the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the option purchase price per share and the manner of exercise, the time, manner and form of payment upon exercise of an option, and whether restrictions such as repurchase rights in the Company are to be imposed on the shares subject to options. Each option vests in four annual installments of 25% each on the first, second, third, and fourth anniversary on the date of the grant. Options granted under the 1995 Stock Option Plan may not be granted at a price less than the fair market value of the Common Stock on the date of the grant (or 110% of fair market value in the case of persons holding 10% or more of the voting stock of the Company). The aggregate fair market value of shares for which ISOs granted to any person are exercisable for the first time by such person during any calendar year (under all stock option plans of the Company and any related corporation) may not exceed $100,000. Options granted under the 1995 Stock Option Plan will expire not more than ten years from the date of grant (five years in the case of ISO's granted to persons holding 10% or more of the Company). Options granted under the 1995 Stock Option Plan are not generally transferable during an optionee's lifetime but are transferable at death by will or by the laws of descent and distribution.

     Certain Federal Income Tax Consequences of the Plan

     The following is a brief summary of the Federal income tax aspects of stock options to be granted under the Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

     Incentive Stock Options. A participant will recognize no taxable income upon the grant or exercise of an ISO. Upon a disposition of the shares after the later of two years from the date of grant and one year after the transfer of the shares to the participant, (i) the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an ISO over the exercise price will be treated as an item of adjustment for a participant's taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. In the case of a disposition of shares in the same taxable year as the exercise, where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in the regular taxable income.

     If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the holding periods described above, (i) the participant will recognize ordinary compensation income in the taxable year of disposition on an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the limitation that the compensation be reasonable. The participant will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets, as short-term or long-term capital gain, depending on the length of time that the participant held the shares, and the Company will not qualify for a deduction with respect to such excess.

     Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a non-qualified stock option. See "Non-Qualified Stock Options."

     Non-Qualified Stock Options. Except as noted below, with respect to non-qualified stock options (i) upon grant of the option, the participant will recognize no income; (ii) upon exercise of the option (if the shares of Common Stock are not subject to a substantial risk of forfeiture), the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant; and (iv) on a sale of the shares, the participant will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

     Recommendation and Vote Required

     The vote of the holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy at the Meeting is required to adopt the foregoing proposal to amend the Plan.

                 THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR"
                    THE AMENDMENT TO THE COMPANY'S 1995 STOCK
                  OPTION PLAN TO INCREASE THE NUMBER OF SHARES
                RESERVED FOR ISSUANCE FROM 1,200,000 TO 2,200,000

                            3. SELECTION OF AUDITORS

     The Board of Directors recommends that the stockholders ratify the selection of Deloitte & Touche LLP, independent auditors, which served as the Company's independent auditors for the last fiscal year, as independent auditors to audit the Company's consolidated financial statements for the fiscal year ending May 31, 1998. A representative of Deloitte & Touche LLP is expected to be present at the Meeting and will be given the opportunity to make a statement and to answer any questions a stockholder may have with respect to the consolidated financial statements of the Company for the year ended May 31, 1997.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MAY 31, 1998

                                4. OTHER MATTERS

     The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.

     Stockholder's Proposals

     Any stockholder of the Company who wishes to present a proposal to be considered at the next annual meeting of stockholders of the Company and who wishes to have such proposal presented in the Company's proxy statement for such Meeting must deliver such proposal in writing to the Company at 4000 Veterans Memorial Highway, Bohemia, New York 11716, on or before May 30, 1998. In order to curtail controversy as to the date on which the proposal was received by the Company, it is suggested that proponents submit their proposals by certified mail, return receipt requested.

                                         By Order of the Board of Directors

                                         /s/
                                         -----------------------------------
                                         Kevin J. O'Brien, Secretary

     The Company will furnish without charge to each person whose proxy is being solicited by this proxy statement, on the written request of such person, a copy of the Company's Annual Report on Form 10-K, for its fiscal year ended May 31, 1997. Such request should be addressed to Stockholder Relations, Periphonics Corporation, 4000 Veterans Memorial Highway, Bohemia, New York 11716.


     Dated: September 29, 1997

                                   EXHIBIT "A"

                             PERIPHONICS CORPORATION

                       1995 STOCK OPTION PLAN, AS AMENDED


     1. PURPOSE.

     The purpose of this Stock Option Plan, to be known as the 1995 Stock Option Plan (the "Plan"), is to advance the interests of Periphonics Corporation (the "Company") by enhancing the ability of the Company to attract and retain selected employees, consultants, advisors to the Board of Directors and qualified directors (collectively the "Participants") by creating for such Participants incentives and rewards for their contributions to the success of the Company, and by encouraging such Participants to become owners of shares of the Company's Common Stock, par value $0.01 per share, as the title or par value may be amended (the "Common Stock"). Options granted pursuant to the Plan may be incentive stock options ("Incentive Options") as defined in the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified options, or both. The proceeds received from the sale of Shares pursuant to the Plan shall be used for general corporate purposes.

     2. EFFECTIVE DATE OF PLAN.

     The Plan will become effective upon approval by the Board of Directors (the "Board"), and shall be subject to the approval of the shareholders of the Company as provided under the Securities Act of 1933, as amended (the "Act").

     3. AVAILABLE SHARES.

     The total number of shares of Common Stock for which options may be granted under the Plan shall not exceed 2,200,000 shares, subject to adjustment in accordance with Paragraph 12 of the Plan. Shares of Common Stock subject to the Plan are authorized but unissued shares of Common Stock or shares of Common Stock that were once issued and subsequently reacquired by the Company. If any options granted under the Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares of Common Stock reserved therefor shall continue to be available under the Plan.

     4. ADMINISTRATION.

     The Plan shall be administered by the Board or by a committee appointed by the Board (the "Committee"). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer the Plan. In such event, the word "Committee" wherever used shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. The Committee shall consist of not fewer than two members. Each of the members of the Committee must be a "disinterested person" as that term is defined in Rule 16b-3 adopted pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by the majority of its members present at a meeting. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by all of the Committee members.

     5. ELIGIBILITY.

     The Participants in the Plan shall be all employees, consultants, advisors to the Board of Directors and qualified directors of the Company or any of its present or future subsidiaries whether or not they are also officers of the Company. Members of the Committee are eligible only if they do not exercise any discretion in selecting Participants who receive grants of options, in determining the number of shares to be granted to any Participant or in determining the exercise price of any options, or if counsel to the Company may otherwise advise the Committee that the taking of any such action does not impair the status of such eligible Committee members as "disinterested persons" within the meaning of Exchange Act Rule 16b-3.

     6. GRANTING OF OPTIONS.

     (a) Subject to the provisions of the Plan, the Committee, with the approval of the Chief Executive Officer of the Company, shall determine and designate from time to time those persons to whom options are to be granted. Options shall be granted on such terms as the Committee, with the approval of the Chief Executive Officer of the Company, shall determine except that Incentive Options shall be granted on terms that comply with the Code and Regulations thereunder.

     (b) No options shall be granted after February 8, 2005 but options previously granted may extend beyond that date.

     7. EXERCISE PRICE.

     The purchase price of the Common Stock covered by an option granted pursuant to the Plan shall be 100% of the fair market value per share of a share of Common Stock on the day the option is granted (the "Exercise Price"). Notwithstanding the foregoing, if any person to whom an option is to be granted owns in excess of ten percent of the outstanding capital stock of the Company, then no option may be granted to such person for less than 110% of the fair market value on the date of grant as determined by the Board. The Exercise Price will be subject to adjustment in accordance with the provisions of Paragraph 10 of the Plan. For purposes of the Plan, "fair market value" shall be (i) the closing price of the Company's Common Stock appearing on a national securities exchange if the Company's Common Stock is listed on such an exchange, or if not listed, the closing bid price appearing on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"); or (ii) if the Shares are not listed on NASDAQ, then the closing bid price for the Company's Common Stock as listed in the National Quotation Bureau's pink sheets; or (iii) if there are no listed bid prices published in the pink sheets, then the market value shall be based upon the closing bid price as determined following a polling of all dealers making a market in the Company's Common Stock.

     8. PERIOD OF OPTION.

     Unless sooner terminated in accordance with the provisions of Paragraph 10 of the Plan, an option granted hereunder shall be for a term of five (5) years.


    9. VESTING OF SHARES AND NON-TRANSFERABILITY OF OPTIONS.

     (a) Vesting. Options granted under the Plan shall not be exercisable until they become vested. Options granted shall vest in the optionee and become immediately exercisable by the optionee in four annual installments of 25% each on the first, second, third and fourth anniversaries of the date of grant.

     (b) Legend on Certificates. The certificates representing such shares of Common Stock shall carry such appropriate legends, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

     (c) Non-transferability. Any option granted pursuant to the Plan shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder, and shall be exercisable during the optionee's lifetime only by him or her.

     10. TERMINATION OF OPTION RIGHTS.

     All previously unexercised options including options which have not vested shall terminate and be forfeited automatically upon the termination for any reason whatsoever of a Participant's status as an employee, consultant or advisor to the Board other than termination by reason of the Participant's death or permanent disability.

     If a Participant dies or becomes permanently disabled at a time when he is entitled to exercise an option, then at any time or times within one year after his death or permanent disability such options may be exercised, as to all or any of the Shares which the Participant was entitled to purchase immediately prior to his death or Permanent Disability, by the Participant or, in the case of death, by his personal representative or the person or persons to whom the options are transferred by will or the applicable laws of descent and distribution, and except as so exercised such options will expire at the end of such period.

     11. EXERCISE OF OPTION.

     Subject to the terms and conditions of the Plan and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to Periphonics Corporation, 4000 Veterans Memorial Highway, Bohemia, New York 11716, Attention: Chief Financial Officer, stating the number of shares of Common Stock with respect to which the option is being exercised, accompanied by payment in full for such shares of Common Stock. Payment may be made:

     (a) in United States dollars in cash or by certified check; or

     (b) by tendering shares of Common Stock of the Company already owned by the person or persons exercising the option (provided that such shares of Common Stock have been owned for at least six months prior to tender), valued at fair market value determined in accordance with the provisions of Paragraph 7; or

     (c) by a combination of cash or certified check and Common Stock as provided in (a) and (b) above; or

     (d) in the discretion of the Committee, by the issuance by an optionee of a promissory note, which shall be payable in more or more installments and over such period of time (not in excess of five years) as determined by the Committee and shall bear interest at such rate as shall be determined by the Committee, which in no event shall be less than the minimum rate required by the provisions of Section 483 of the Code to award the imputation of income to such optionee.

     The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares of Common Stock acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares of Common Stock on the books of the Company and shall cause the fully executed certificate(s) representing such shares of Common Stock to be delivered to the optionee as soon as practicably after payment of the option price in full.

     The holder of an option shall not have any rights of a stockholder with respect to the shares of Common Stock covered by the option, except to the extent that one or more certificates for such shares of Common Stock shall be delivered to him or her upon the due exercise of the option.


     12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION AND OTHER MATTERS.

     Upon the occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

     (a) Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

     (b) Merger; Consolidation; Liquidation; Sale of Assets. In the event the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another corporation while unexercised options remain outstanding under the Plan:

     (i) subject to the provisions of clauses (iii), (iv) and (v) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of the shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; or

     (ii) the Committee may waive any discretionary limitations imposed with respect to the exercise of the option so that all options from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Committee, shall be exercisable in full; or

     (iii) all outstanding options may be cancelled by the Committee as of the effective date of any such merger, consolidation, liquidation or sale, provided that notice of such cancellation shall be given to each holder of an option, and each holder thereof shall have the right to exercise such option in full (without regard to any discretionary limitations imposed with respect to the option) during a 30-day period preceding the effective date of such merger, consolidation, liquidation or sale; or

     (iv) all outstanding options may be cancelled by the Committee as of the date of any such merger, consolidation, liquidation or sale, provided that notice of such cancellation shall be given to each holder of an option and each such holder thereof shall have the right to exercise such option but only to the extent exercisable in accordance with any discretionary limitations imposed with respect to the option prior to the effective date of such merger, consolidation, liquidation or sale; or

     (v) the Committee may provide for the cancellation of all outstanding options and for the payment to the holders of some part or all of the amount by which the value thereof exceeds the payment, if any, which the holder would have been required to make to exercise such option.

     (c) Issuance of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options, provided, however, in the event the Company issues or sells any Common Stock or Common Stock Equivalents without consideration or for consideration per share less than the current fair market value per share (as defined in Paragraph 7 above) on the date of such issuance or sale, or fixes a record date for the issuance of subscription rights, options or warrants to all holders of Common Stock entitling them to purchase Common Stock (or Common Stock Equivalents) at a price per share (or having an exercise or conversion price per share) less than the then current fair market value per share, the Exercise Price shall be adjusted so that it will equal the price determined by multiplying the Exercise Price in effect immediately prior to the adjustment by a fraction, of which the numerator shall be (i) the number of shares outstanding on the record date for such sale or issuance, plus (ii) the number of additional shares which the aggregate consideration received by the Company upon such issuance or sale (plus the aggregate of any additional amount to be received by the Company upon the exercise of such subscription rights, options or warrants) would purchase at the fair market value, and of which the denominator shall be
(x) the number of shares outstanding on the record date for such issuance or sale, plus (y) the number of additional shares offered for subscription or purchase (or into which the Common Stock Equivalents so offered are exercisable or convertible). Each adjustment shall become effective retroactively immediately after the record date for the issuance. To the extent that Common Stock (or Common Stock Equivalents) are not delivered after the expiration of such subscription rights, options or warrants, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights, options or warrants been made upon the basis of delivery of only the number of shares (or Common Stock Equivalents) actually delivered. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

     (d) Adjustments. Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Paragraph 3 of the Plan that are subject to options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect such events. The Committee shall determine the specific adjustments to be made under this Paragraph 12 and its determination shall be conclusive.

     13. RESTRICTIONS ON ISSUANCE OF SHARES.

     Notwithstanding the provisions of Paragraphs 9 and 11 of the Plan, the Company shall not be obligated to deliver any Common Stock unless and until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, nor, if the outstanding Common Stock is at the time listed on any securities exchange, unless and until the Common Stock to be delivered has been listed (or authorized to be added to the list upon official notice of issuance) upon such exchange, nor unless or until all other legal matters in connection with the issuance and delivery of the Common Stock have been approved by the Company's counsel.

     14. REPRESENTATION OF OPTIONEE.

     If requested by the Company, the optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in Securities Act of 1933).

     15. OPTION AGREEMENT.

     Each option is granted under the provisions of the Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee.

     16. TERMINATION AND AMENDMENT OF PLAN.

     Options may no longer be granted under the Plan after February 8, 2005, and the Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Committee may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Committee may not, without approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the meeting:

     (a) increase the maximum number of shares for which options may be granted under the Plan (except by adjustment pursuant to Section 12);

     (b) materially modify the requirements as to eligibility to participate in the Plan;

     (c) materially increase benefits accruing to option holders under the Plan; or

     (d) amend the Plan in any manner which would cause Rule 16b-3 to become inapplicable to the Plan;

     and provided further that the provisions of the Plan specified in Rule 16b-3(c)(2)(ii)(A) (or any successor or amended provision thereof) under the Securities Exchange Act of 1934 (including, without limitation, provisions as to eligibility, amount, price, and timing of awards) may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, ERISA, or the rules thereunder. Termination or any modification or amendment of the Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

     17. WITHHOLDING OF INCOME TAXES.

     Upon the exercise of an option, the Company, in accordance with Section 3402(a) of the Internal Revenue Code, may require the optionee to pay withholding taxes in respect of amounts considered to be compensation includible in the optionee's gross income.

     18. COMPLIANCE WITH REGULATIONS.

     It is the Company's intent that the Plan comply with all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor or amended version thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of the Plan is deemed not be in compliance with Rule 16b-3, the provision shall be null and void.

     19. GOVERNING LAW.

     The validity and construction of the Plan and the instruments evidencing options shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.